SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 16, 1994


               American Income Partners III-A Limited Partnership
             (Exact name of registrant as specified in its charter)



 Massachusetts                                 0-16511            04-2962676
(State or other jurisdiction of              (Commission     (IRS Employer
 incorporation or organization)               File Number)    Identification
                                                              No.)

 Exchange Place, 14th Floor, Boston, MA        02109
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code  (617) 542-1200


_____________________________________________________________________________
 (Former name or former address, if changed since last report.)






              American Income Partners III-A Limited Partnership
                                   Form 8-K
                                                                   Page 2 of 2


ITEM 5 - OTHER EVENTS

     This report on Form 8-K provides information concerning a change in the ownership and control of American Finance Group ("AFG"), which is the sole owner of AFG Leasing Incorporated, the Managing General Partner of the Registrant. AFG Leasing Incorporated continues to be owned and controlled by AFG. This event did not directly change the ownership and control of the Registrant and therefore is reported under Item 5 ("Other Events") of Form 8-K. This report supplements disclosure provided in Note 8 of the Registrant's financial statements filed on Form 10-Q for the quarter ended September 30, 1994.

     Change in the Ownership and Control of American Finance Group

     In connection with the indebtedness of AFG Holdings (Massachusetts) Limited Partnership ("Holdings Massachusetts") to its senior lender (the "Senior Lender"), referred to in Note 1 of the Registrant's 1993 Annual Report on Form 10-K, which was incurred by Holdings Massachusetts in 1990 to acquire AFG and which was scheduled to mature on August 1, 1995, the management of AFG and the Senior Lender agreed (i) that the Senior Lender would acquire all of the outstanding equity interests in AFG Holdings (Illinois) Limited Partnership and other affiliated parties in exchange for its security interests, thereby causing a change in control of AFG, which event occurred on December 16, 1994, and (ii) that the Senior Lender would sell all of the interests it so acquired to GDE Acquisitions Limited Partnership, a Massachusetts limited partnership entirely owned and controlled by Gary D. Engle, President and Executive Committee Member of AFG, which event occurred on December 16, 1994. As a result of such transactions, GDE Acquisitions Limited Partnership acquired all of the assets, rights and obligations of AFG from the Senior Lender and assumed control of AFG. This restructuring event is not expected to affect the operations of the Registrant inasmuch as the operational management of AFG will remain under the control of AFG's existing executive group.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        American Income Partners III-A
                                        Limited Partnership
                                        (Registrant)

                                        By: AFG Leasing Incorporated,
                                            a Massachusetts corporation
                                            and the Managing General
                                            Partner of the Registrant.


                                            By:/s/ GARY M. ROMANO
                                               Gary M. Romano
                                               Vice President and Controller
                                               of American Finance Group and
                                               the Managing General Partner
Date: January 4, 1995                          (Principal Accounting Officer)